UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22759

SharesPost 100 Fund
 (Exact name of registrant as specified in charter)

101 Jefferson Drive
Menlo Park, CA 94025
 (Address of principal executive offices) (Zip code)

National Corporate Research, Ltd.
c/o SharesPost 100 Fund
615 South DuPont Highway
City of Dover, County of Kent, Delaware 19901
(Name and address of agent for service)

Copies to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
666 Third Avenue
New York, NY 10017

Registrant's telephone number, including area code: (800) 834-8707

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Reports to Stockholders.

APPTIO
Dataminr
cloudera
insidesales
Chartboost
Spotify
METABIOTA
Palantir
ThreatMetrix
AppNexus
Lookout
SoFi
OpenX
ALIEN VAULT
docker
spruce
DocuSign
SoundHound
CODE42
AdRoll
GroundTruth
DOMO
Zocdoc
rockyou
INRIX
PROSPER
Acquia
zuora
SUGARCRM
WIDEORBIT

SHARESPOST

SHARESPOST 100 FUND

# 2017 Semi-Annual Report

June 30, 2017

SHARESPOST 100 FUND

Table of Contents
Fund Performance	2
Portfolio Composition	3
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to the Financial Statements	13
Additional Information	21

SHARESPOST 100 FUND Fund Performance June 30, 2017 (Unaudited)

As of June 30, 2017, the Fund’s performance is as follows:

Total Return Information
SharesPost 100 Fund (Inception Date: 03/25/2014)	Annualized Total Return: Inception - 06/30/17	Cumulative Total Return: Inception - 06/30/17	Cumulative Total Return: 06/30/16 - 06/30/17 (1 Year)	Cumulative Total Return: 03/31/17 - 06/30/17 (Q2 ‘17)
Returns based on Purchase Without Any Sales Charge (NAV)	7.93%	28.30%	0.04%	1.62%
Returns based on Purchase With Maximum Sales Charge of 5.75% (POP)	5.99%	20.92%	-5.70%	-4.22%
Fund Benchmarks
Dow Jones US Technology Index	15.67%	60.87%	34.80%	3.76%
Standard and Poor’s 500 Index	10.64%	39.14%	17.90%	3.09%
Performance data quoted represents past performance and is no guarantee of future results. POP performance assumes a maximum sales load of 5.75% on all sales. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance as of the most recent month-end, please call +1.855.551.5510. Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Fund’s total annual expenses per the currently stated prospectus are 3.56%. The Adviser has contractually agreed to waive fees and/or reimburse expenses such that the total expenses of the Fund do not exceed 2.50% through May 1, 2018.

IMPORTANT DISCLOSURE

All investing involves risk including the possible loss of principal. Shares in the Fund are highly illiquid, and you may not be able to sell your shares when, or in the amount that, you desire. The Fund intends to primarily invest in securities of private, late-stage, venture-backed growth companies. There are significant potential risks relating to investing in such securities. Because most of the securities in which the Fund invests are not publicly traded, the Fund’s investments will be valued by the Investment Adviser pursuant to fair valuation procedures and methodologies adopted by the Board of Trustees.

There are significant potential risks associated with investing in venture capital and private equity-backed companies with complex capital structures. The Fund focuses its investments on a limited number of securities, which could subject it to greater risk than that of a larger, more varied portfolio. There is a greater focus in technology securities which could adversely affect the Fund’s performance.

If the Fund does not have at least 500 Members for an entire taxable year, you could receive an adverse tax treatment.

The Fund’s quarterly repurchase policy may require the Fund to liquidate portfolio holdings earlier than the Investment Adviser would otherwise do so, and may also result in an increase in the Fund’s expense ratio. This is not a complete enumeration of the Fund’s risks. Please read the Fund prospectus for other risk factors related to the Fund, its investment strategy and your investment in the Fund, and other additional details.

SHARESPOST 100 FUND Portfolio Composition June 30, 2017 (Unaudited)

Fund Sector Diversification

The following chart provides a visual breakdown of the Fund by the industry sectors that underlying securities represent as a percentage of the total investments.

SHARESPOST 100 FUND Portfolio Composition (Continued) June 30, 2017 (Unaudited)

Fund Holdings

SHARESPOST 100 FUND Schedule of Investments June 30, 2017 (Unaudited)

	Acquisition Date	Shares	Cost	Fair Value
COMMON STOCK IN PUBLIC COMPANIES – 0.6%
ENTERPRISE SOFTWARE – 0.4%
Apptio, Inc.(a)	Jun 2015	20,832	$437,472	$361,435

HOSTING/STORAGE – 0.2%
Tintri, Inc.(a)	Jul 2015	39,322	961,717	243,010
TOTAL COMMON STOCK IN PUBLIC COMPANIES			1,399,189	604,445

COMMON STOCK IN PRIVATE COMPANIES(b) – 36.9%
ADVERTISING – 11.3%
AdRoll(a)	Mar 2017	3,155	31,550	74,332
Chartboost(a)	Mar 2015	700,000	1,611,000	2,737,000
OpenX(a)	Jun 2015	2,899,297	2,615,385	4,348,946
PubMatic(a)	Jun 2015	200,000	1,170,000	3,012,000
GroundTruth (f.k.a. xAd, Inc.)(a)	Oct 2016	1,084,427	331,424	520,525
			5,759,359	10,692,803
ANALYTICS/BIG DATA – 4.0%
Cloudera Inc.(a)	Dec 2016	21,511	258,132	311,049
Dataminr, Inc.(a)	Sep 2015	141,875	1,168,750	1,180,400
INRIX, Inc.(a)	May 2014	70,750	1,592,150	2,305,743
			3,019,032	3,797,192
CONSUMER ELECTRONICS – 0.0%
AliphCom dba Jawbone, Inc.(a)	Mar 2014	125,000	678,750	15,000

ENTERPRISE SOFTWARE – 4.7%
Domo(a)	Feb 2017	175,000	911,850	1,396,500
InsideSales.com(a)	Dec 2016	75,000	225,000	360,000
Sprinklr(a)	June 2017	100,000	500,000	608,000
SugarCRM(a)	Sep 2015	164,917	612,887	1,306,143
Zuora, Inc.(a)	Jun 2016	200,000	578,000	826,000
			2,827,737	4,496,643
FINANCE/PAYMENTS – 3.4%
Prosper Marketplace, Inc.(a)	Jan 2016	244,130	1,307,998	954,548
Social Finance, Inc.(a)	Apr 2017	134,355	1,720,469	2,277,317
			3,028,467	3,231,865
HEALTHCARE/BIOTECH – 2.7%
Metabiota(a)	Apr 2015	494,589	500,000	895,206
One Medical Group(a)	Mar 2017	8,750	69,912	66,588
Practice Fusion(a)	Oct 2014	734,000	1,137,640	418,380
ZocDoc, Inc.(a)	Feb 2015	61,016	1,321,708	1,140,999
			3,029,260	2,521,173
HOSTING/STORAGE – 2.4%
Code 42 Software Inc.(a)	May 2016	330,000	754,500	2,009,700
Hightail, Inc.(a)	Apr 2014	136,028	376,149	235,328
			1,130,649	2,245,028
MUSIC – 3.3%
Spotify(a)	Aug 2015	1,068	2,099,200	3,112,077

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Schedule of Investments (Continued) June 30, 2017 (Unaudited)

	Acquisition Date	Shares	Cost	Fair Value
COMMON STOCK IN PRIVATE COMPANIES(b) – 36.9% (Continued)
SECURITY – 2.4%
AlienVault(a)	Oct 2014	237,500	$850,000	$1,707,625
ThreatMetrix(a)	June 2017	119,632	418,712	540,737
			1,268,712	2,248,362
SOFTWARE – 2.7%
Acquia(a)	Apr 2016	60,000	590,000	1,071,000
Docker, Inc.(a)	May 2017	25,000	531,250	630,500
DocuSign, Inc.(a)	May 2014	4,000	53,000	67,720
Optimizely(a)	Feb 2017	48,621	631,138	805,650
			1,805,388	2,574,870
TOTAL COMMON STOCK IN PRIVATE COMPANIES			24,646,554	34,935,013

PREFERRED STOCK IN PRIVATE COMPANIES(b) – 36.0%
ADVERTISING – 3.1%
AppNexus, Inc., Preferred Class F(a)	Jul 2016	56,317	1,317,818	1,446,784
WideOrbit, Inc., Preferred Class C(a)	Oct 2015	400,000	1,100,000	1,204,000
GroundTruth (f.k.a. xAd, Inc.), Preferred Class B-1(a)	Feb 2017	600,000	149,200	288,000
			2,567,018	2,938,784
ANALYTICS/BIG DATA – 0.6%
Palantir Technologies, Inc., Preferred Class D(a)	Jan 2017	75,000	511,500	559,500

CLEAN TECHNOLOGY – 5.3%
Spruce Finance, Inc., Preferred Class A-1(a)	Sep 2016	100,000	1,000,000	1,375,000
Spruce Finance, Inc., Preferred Class A-2(a)	Mar 2017	190,000	1,900,000	1,900,000
Spruce Finance, Inc., Preferred Class A-3(a)	Mar 2017	1,092,989	1,870,943	1,747,176
			4,770,943	5,022,176
CONSUMER ELECTRONICS – 0.7%
AliphCom dba Jawbone, Inc., Preferred Class 5(a)	Dec 2014	102,938	740,124	611,452

CONSUMER WEB – 0.1%
Musely, Preferred Class B(a)	Oct 2014	7,961	100,012	100,012

FINANCE/PAYMENTS – 2.6%
Prosper Marketplace, Inc. Preferred Class A(a)	Jan 2016	55,395	305,781	216,595
Prosper Marketplace, Inc. Preferred Class A-1(a)	Jan 2016	58,165	116	58,165
Social Finance, Inc., Preferred Class A(a)	Apr 2017	10,714	174,638	181,602
Social Finance, Inc., Preferred Class B(a)	Apr 2017	1,361	22,184	23,069
Social Finance, Inc., Preferred Class C(a)	Apr 2017	2,893	47,156	49,036
Social Finance, Inc., Preferred Class D(a)	Apr 2017	46,766	762,286	792,684
Social Finance, Inc., Preferred Class E(a)	Apr 2017	43,740	712,962	741,393
Social Finance, Inc., Preferred Class F(a)	Apr 2017	25,172	410,304	426,665
			2,435,427	2,489,209
GAMES – 3.2%
RockYou, Inc., Preferred Class 1(a)	Apr 2015	1,014,900	1,400,000	3,044,700

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Schedule of Investments (Continued) June 30, 2017 (Unaudited)

	Acquisition Date	Shares	Cost	Fair Value
PREFERRED STOCK IN PRIVATE COMPANIES(b) – 36.0% (Continued)
HEALTHCARE/BIOTECH – 2.7%
Intarcia Therapeutics, Inc., Preferred Class DD(a)	May 2017	9,000	$519,300	$539,280
Metabiota, Preferred Class A(a)	Apr 2015	346,212	500,000	626,643
Metabiota, Preferred Class B(a)	Feb 2017	366,669	500,952	759,005
ZocDoc, Inc., Preferred Class A(a)	Feb 2015	35,000	875,000	654,500
			2,395,252	2,579,428
MUSIC – 3.0%
SoundHound, Inc., Preferred Class D(a)	Sep 2016	107,484	2,200,767	2,801,355

SECURITY – 1.9%
Lookout, Inc., Preferred Class A(a)	Feb 2015	204,000	1,927,800	1,838,040

SOFTWARE – 5.4%
DocuSign, Preferred Class F(a)	Nov 2015	219,973	4,531,444	5,085,776

TRANSPORTATION – 7.4%
Hyperloop One, Preferred Class B1(a)	June 2017	414,473	999,999	999,999
Lyft, Preferred Class D(a)	Oct 2016	12,000	266,600	380,640
Lyft, Preferred Class E(a)	May 2017	178,715	5,009,020	5,668,840
			6,275,619	7,049,479
TOTAL PREFERRED STOCK IN PRIVATE COMPANIES			29,855,906	34,119,911

SHORT-TERM INVESTMENTS – 24.8%
DEMAND DEPOSIT – 24.8%
UMB Money Market Fiduciary, 0.01%(c)			23,497,212	23,497,212
TOTAL SHORT-TERM INVESTMENTS			23,497,212	23,497,212

TOTAL INVESTMENTS – 98.3%			79,398,861	93,156,581
Other assets less liabilities – 1.7%				1,613,656

NET ASSETS –100.0%				$94,770,237

(a)	Non-income Producing

(b)	Investments in private companies may be subject to restrictions on disposition imposed by the issuer. As of June 30, 2017 restricted securities represented 72.87% of net assets of the Fund.

(c)
Rate disclosed represents the seven day yield as of the Fund’s period end. The UMB Money Market Fiduciary account is an interest-bearing money market deposit account maintained by UMB Bank, n.a. in its capacity as a custodian for various participating custody accounts. The Fund may redeem its investments in whole, or in part, on each business day.

All issuers are United States based, except for Spotify and Open X, which are based in Sweden and UK, respectively.

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Statement of Assets and Liabilities June 30, 2017 (Unaudited)

Assets:
Investments, at fair value (Note 3):
Common stock in public companies	$604,445
Common stock in private companies	34,935,013
Preferred stock in private companies	34,119,911
Short-term investments	23,497,212
Total investments (cost $79,398,861)	93,156,581
Receivable for investments sold	1,631,475
Receivable for fund shares sold	156,779
Interest receivable	216
Prepaid expenses and other assets	57,500
Total assets	95,002,551

Liabilities:
Advisory fees	35,127
Payable for shareholder servicing fees	19,988
Payable for audit and tax fees	66,427
Payable for transfer agent fees	42,023
Payable for chief compliance officer fees	5,547
Other accrued liabilities	63,202
Total liabilities	232,314
Net assets	$94,770,237
Commitments and contingencies (Note 9)
Net assets consist of:
Capital stock (unlimited shares authorized, 25,000,000 shares registered, no par value)	$90,842,114
Accumulated net investment loss	(1,147,415)
Accumulated net realized loss on investments	(8,682,182)
Accumulated net unrealized gain on investments	13,757,720
Net assets	$94,770,237

Shares outstanding	3,692,603
Net asset value and redemption proceeds per share	$25.66
Public offering price per share(a)	$27.23

(a)	Computation of public offering price per share 100/94.25 of net asset value. (See Note 10)

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Statement of Operations For the six months ended June 30, 2017 (Unaudited)

Investment Loss:
Interest	$(62,028)*
Dividends	27,779
Total investment income	(34,249)

Expenses:
Investment advisory fees (Note 5)	846,006
Transfer agent fees	148,804
Legal fees	93,333
Fund accounting & administration fees	77,158
Audit and tax fees	76,936
Shareholder servicing fees	76,479
Trustee fees	48,672
Printing & postage	40,126
Chief compliance officer fees	34,713
Miscellaneous expenses	32,322
Insurance fees	31,883
Custodian fees	16,088
Registration fees	15,781
Total expenses	1,538,301
Less: Contractual waiver of fees and reimbursement of expenses (Note 4)	(425,135)
Net expenses	1,113,166
Net investment loss	(1,147,415)

Net realized loss on investments	(4,817,483)
Net unrealized gain on investments	1,760,087
Net realized and unrealized loss on investments	(3,057,396)
Net change in net assets from operations	$(4,204,811)

*	Net amount reflected includes $1,260 of interest income and $(63,288) of interest written off due to defaulted securities.

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Statements of Changes in Net Assets

	Six months ended June 30, 2017 (Unaudited)	Year ended December 31, 2016
Operations:
Net investment loss	$(1,147,415)	$(1,541,262)
Net realized loss on investments	(4,817,483)	(1,752,845)
Net unrealized gain on investments	1,760,087	6,955,787
Net change in net assets resulting from operations	(4,204,811)	3,661,680

Fund share transactions:
Proceeds from shares issued	28,650,817	16,102,805
Cost of shares redeemed	(7,590,838)	(9,429,838)
Net change in net assets from fund share transactions	21,059,979	6,672,967
Net change in net assets	$16,855,168	$10,334,647

Net assets:
Beginning of period	$77,915,069	$67,580,422
End of period	$94,770,237	$77,915,069

Accumulated net investment loss	$(1,147,415)	$—

Transactions in shares:
Issuance of shares	1,087,349	615,850
Redemption of shares	(298,451)	(364,251)
Net change in shares	$788,898	$251,599

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Statement of Cash Flows For the six months ended June 30, 2017 (Unaudited)

Cash flows from operating activities:
Net change in net assets from operations	$(4,204,811)
Adjustments to reconcile net change in net assets from operations to net cash used in operating activities:
Purchase of investments	(16,634,290)
Net purchases of short-term investments	(8,759,175)
Sales of investments	5,584,253
Net unrealized gain on investments	(1,760,087)
Net realized loss on investments	4,817,483
Change in operating assets and liabilities:
Decrease in interest receivable	63,192
Increase in prepaid expenses and other assets	(19,746)
Decrease in net payable to advisor	(52,440)
Increase in other accrued liabilities	11,340
Net cash used in operating activities	(20,954,281)

Cash flows from financing activities:
Proceeds from shares issued, net of change in receivable for fund shares sold	28,597,134
Cost of shares redeemed, net of change in payable for fund shares redeemed	(7,642,853)
Net cash provided by financing activities	20,954,281

Net change in cash	—

Cash at beginning of period	—
Cash at end of period	$—

Supplemental disclosure of non-cash operating and financing activities:
Conversion of preferred stock and net accumulated gain to common stock	$3,018,804
Conversion of common stock and accumulated gain to preferred stock	$1,900,000

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Financial Highlights For a capital share outstanding throughout each period

	Six months ended June 30, 2017 (Unaudited)		Year ended December 31, 2016		Year ended December 31, 2015(a)		Year ended December 31, 2014*(a)		Period ended December 31, 2013**
Per share operating performance
Net asset value, beginning of period	$26.83		$25.48		$24.56		$20.00		$20.00

Change in net assets from operations:
Net investment (loss)	(0.31)		(0.53)		(0.38)		(0.24)		—
Net realized and unrealized gain (loss) on investments	(0.86)		1.88		1.30		4.80		—
Total change in net assets from operations	(1.17)		1.35		0.92		4.56		—

Distributions:
From net investment income	—		—		—		—		—
From net realized gain on investments	—		—		—		—		—
Total distributions	—		—		—		—		—
Net increase(decrease) in net asset value	(1.17)		1.35		0.92		4.56		—
Net asset value, end of period	$25.66		$26.83		$25.48		$24.56		$20.00

Total return	(4.36	)%(b)(c)	5.30	%(b)	3.75	%(b)	22.80	%(b)(c)	—	%(c)

Ratios and supplemental data
Net assets, end of period (in thousands)	$94,770		$77,915		$67,580		$19,156		$100
Ratio of net expenses to average net assets	2.50	%(d)(h)	2.50	%(e)	2.50	%(f)	2.49	%(g)	—	%(h)
Ratio of gross expenses before reimbursement to average net assets	3.46	%(h)	3.56%		4.47%		18.45%		680.12	%(h)
Ratio of net investment loss to average net assets	(2.58	)%(h)	(2.16)%		(2.01)%		(2.49)%		—	%(h)
Portfolio turnover	10.61	%(c)	7.78%		4.45%		2.40	%(c)	—	%(c)

*
The Fund’s inception date was March 25, 2014. Prior to March 25, 2014, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration and the sale of shares to SP Investment Management, LLC (see Note 1).

**	The date of initial share purchase by the Investment Adviser was July 30, 2013.

(a)	Redemption fees consisted of per share amounts of less than $0.01. Redemption fees were discontinued in conjunction with the prospectus renewal effective April 30, 2015.

(b)	The Fund’s total investment returns do not include a sales load.

(c)	Not annualized for periods less than one year.

(d)
The ratio of net expenses are the result of $425,135 in contractual waivers and expense reimbursement representing (0.96)%. Please see Note 4 in the Notes to the Financial Statements for additional information.

(e)
The ratio of net expenses are the result of $757,978 in contractual waivers and expense reimbursements representing (1.06)%. Please see Note 4 in the Notes to the Financial Statements for additional information.

(f)
The ratio of net expenses are the combined result of $993,070 in contractual waivers and expense reimbursements representing (1.97)%. Please see Note 4 in the Notes to the Financial Statements for additional information.

(g)
The ratio of net expenses are the combined result of $1,208,322 in contractual waivers and expense reimbursements representing (15.95)% and $575 in voluntary expense reimbursements representing (0.01)%. Please see note 4 in the Notes to the Financial Statements for additional information.

(h)	Annualized for period less than one year, with the exception of non-recurring organizational cost.

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Notes to the Financial Statements June 30, 2017 (Unaudited)

1. Organization

SharesPost 100 Fund (the “Fund”) was established as a limited liability company under the laws of the State of Delaware on August 20, 2012 and converted into a Delaware statutory trust on March 22, 2013. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company that operates as an “interval fund” under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of beneficial interest of the Fund (the “Shares”) will be continuously offered under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”). As an interval fund, the Fund will make quarterly repurchase offers for 5% of the Fund’s outstanding Shares at net asset value (“NAV”), with no repurchase fee incurred. The Fund’s inception date was March 25, 2014. Prior to March 25, 2014, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s Shares under the Securities Act and the sale of 5,000 Shares (“Initial Shares”) for $100,000 to SP Investments Management, LLC (the “Investment Adviser”), which occurred on July 30, 2013.

The investment objective of the Fund is to provide investors capital appreciation, which it seeks to achieve by primarily investing in the equity securities of certain private, operating, late-stage, growth companies primarily comprising the SharesPost 100, a list of companies selected and maintained by the Investment Adviser. The Investment Adviser’s primary strategy will be to invest in portfolio companies (each, a “Portfolio Company”) and generally to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering, which generally includes a restrictive period of 180 days commonly known as a lock-up period, or a merger or acquisition transaction.

2. Significant accounting policies

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards (“ASC”) Topic 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investment transactions and income recognition — Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on a high cost, long term basis. Dividend income is recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. Interest income and estimated expenses are accrued daily.

Use of estimates — The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment valuation — The Fund’s NAV is based in large part on the value of its securities which will be carried at fair value in accordance with the provision of FASB ASC Topic 820, Fair value Measurements and Disclosures. Where reliable market prices are available for those securities, the Investment Adviser will rely on those prices. However, because the securities in which the Fund invests are often illiquid, market prices may not be readily available or, where available, may be unreliable. At any point in time, there may be few recent purchase or sale transactions or offers on which to base the value of a given private share. In addition, the prices reflected in recent transactions or offers may be extremely sensitive to changes in supply or demand, including changes fueled by investor perceptions or other conditions.

When reliable market values are not available, the Fund’s investments will be valued by the Investment Adviser pursuant to fair valuation procedures and methodologies adopted by the Board of Trustees. While the Fund and the Investment Adviser will use good faith efforts to determine the fair value of the Fund’s securities, fair value will be dependent on the judgment of the Investment Adviser. The Investment Adviser may also rely to some extent on information provided by the Portfolio Companies.

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) June 30, 2017 (Unaudited)

2. Significant accounting policies — (continued)

From time to time, the Fund may determine that it should modify its estimates or assumptions, as new information becomes available. As a consequence, the value of the securities and therefore the Fund’s NAV may vary. This may adversely affect Shareholders. Other than in connection with a liquidity event of a Portfolio Company, the Fund will generally sell Portfolio Company securities only in order (and only to the extent necessary) to fund quarterly repurchases of Fund Shares. However, because of the uncertainty and judgment involved in the fair valuation of the private shares, which do not have a readily available market, the estimated fair value of such shares may be different from values that would have been used had a readily available market existed for such shares. In addition, in the event that the Fund desires to sell Portfolio Company shares, the Fund may also not be able to sell these securities at the prices at which they are carried on the Fund’s books, or may have to delay their sale in order to do so. This may adversely affect the Fund’s NAV.

The Board of Trustees has delegated the day-to-day responsibility for determining these fair values to the Investment Adviser, but the Board of Trustees has the ultimate responsibility for determining the fair value of the portfolio of the Fund. The Investment Adviser has developed the Fund’s fair valuation procedures and methodologies, which have been approved by the Board of Trustees, and will make fair valuation determinations and act in accordance with those procedures and methodologies, and in accordance with the 1940 Act. Fair valuation determinations are to be reviewed and, as necessary, ratified or revised quarterly by the Board of Trustees (or more frequently if necessary), including in connection with any quarterly repurchase offer.

Federal income taxes — The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of its net investment income and any net realized capital gain. Therefore, a federal income tax or excise tax provision is not required.

Management has evaluated all tax positions taken or expected to be taken by the Fund to determine whether each tax position is more likely than not (i.e. greater than 50%) to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions that do not meet the more likely than not threshold may result in a tax benefit or expense in the current year. If the Fund were to incur an income tax liability in the future, interest on any income tax liability would be reported as interest expense and penalties on any income tax liability would be reported as income taxes. No interest expense or penalties have been recognized as of or for the period ended June 30, 2017. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months. Management has determined that the Fund has not taken any tax positions which do not meet the more likely than not threshold and as such, no liabilities related to uncertain tax positions have been reflected in the Fund’s financial statements.

Management analyzed all open tax years, as defined by the applicable statute of limitations for all major jurisdictions in which it files tax returns, which includes federal and certain states. The Fund’s 2013 - 2015 tax years are open to examination as of June 30, 2017.

Distributions to shareholders — The Fund distributes net investment income and net realized gains (net of any capital loss carryovers), if any, annually. The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, wash sales, non-deductible offering costs and capital loss carryforwards. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their federal tax treatment; temporary differences do not require reclassification.

Shareholder service fee plan — Under the terms of the Fund’s Shareholder Services Plan, the Fund may compensate financial industry professionals for providing ongoing services in respect to clients to whom they have distributed Shares of the Fund. The Fund may incur shareholder servicing fees on an annual basis up to 0.25% of its average NAV. For the six months ended June 30, 2017, the Fund accrued $76,479 in shareholder servicing fees.

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) June 30, 2017 (Unaudited)

2. Significant accounting policies — (continued)

Transactions with affiliates — SharesPost Financial Corporation (“SharesPost Financial”) is a registered broker-dealer, member of FINRA and SIPC, and wholly owned subsidiary of SharesPost, Inc. Since they are both wholly owned by SharesPost, Inc., SharesPost Financial and the Investment Adviser are affiliates.

To the extent any affiliate of the Investment Adviser or the Fund (“Affiliated Broker”) receives any fee, payment, commission, or other financial incentive of any type (“Broker Fees”) in connection with the purchase and sale of securities by the Fund, such Broker Fees will be subject to policies and procedures adopted by the Board of Trustees pursuant to Section 17(e) and Rule 17e-1 of the 1940 Act. These policies and procedures include a quarterly review of Broker Fees by the Board of Trustees. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the purchase or sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (2) in the case of the purchase of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Fund has adopted a policy that it will not utilize the services of Affiliated Brokers (although Affiliated Brokers may be engaged by sellers or buyers in transactions opposite the Fund). Notwithstanding the foregoing, no Affiliated Broker will receive any undisclosed fees from the Fund in connection with any transaction involving the Fund and such Affiliated Broker, and to the extent any transactions involving the Fund are effected by an Affiliated Broker, such Affiliated Broker’s Broker Fees for such transactions shall be limited in accordance with Section 17(e)(2) of the 1940 Act and the Fund’s policies and procedures concerning Affiliated Brokers. For the six months ended June 30, 2017, the Fund paid no commissions to Affiliated Brokers.

The Fund has implemented certain written policies and procedures to ensure that the Fund does not engage in any transactions with any prohibited affiliates. Under the 1940 Act, our Board of Trustees has a duty to evaluate, and shall oversee the analysis of, all conflicts of interest involving the Fund and its affiliates, and shall do so in accordance with the aforementioned policies and procedures.

3. Fair valuation measurements

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●
Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active). Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) June 30, 2017 (Unaudited)

3. Fair valuation measurements — (continued)

For the period ended June 30, 2017, there were transfers of $361,435 out of Level 2 and into Level 1, and $243,010 out of Level 3 and into Level 2 due to changes in the liquidity restrictions of private holdings. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. There were no changes to these techniques during the six months ending June 30, 2017.

Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments which are marketable and to the extent the inputs are observable and timely, are categorized in Level 2 of the fair value hierarchy.

The Fund’s portfolio holdings are primarily in Level 3 investments. As they are not publicly traded, and many are subject to restrictions on resale, the investments are less liquid than publicly traded securities, resulting in increased liquidity risk to the Fund.

The Fund’s portfolio investments will generally not be in publicly traded securities. Investments for which observable market prices in active markets do not exist are reported at fair value, as determined in good faith by the Investment Adviser under consistently applied policies and procedures approved by the Board of Trustees in accordance with GAAP. In connection with that determination, members of the Investment Adviser’s portfolio management team will prepare Portfolio Company valuations using the most recent Portfolio Company financial statements and forecasts when and if available. The types of factors that the Investment Adviser will take into account in determining fair value, subject to review and ratification where required by the Board of Trustees with respect to such non-traded investments will include, as relevant and, to the extent available, the Portfolio Company’s earnings, the markets in which the Portfolio Company does business, comparison to valuations of publicly traded companies in the Portfolio Company’s industry, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the Portfolio Company and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies. Because such valuations are inherently uncertain and may be based on estimates, the determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed. Based on these factors, the investments in private companies will generally be presented as a Level 3 investment. Changes in accounting standards, such as the currently pending changes in revenue recognition policies, may not be adopted consistently by issuers or at the same time, and as a result varied implementation may make it more difficult for the Fund to properly evaluate or compare financial information provided by Portfolio Companies of the Fund or to determine the validity of data of publicly traded company comparables for purposes of valuing the Fund’s portfolio holdings.

In May 2015, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standard Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Unit (or Its Equivalent), modifying ASC 820. Under the modifications, investments in private investment funds valued at net asset value are no longer included in the fair value hierarchy table. The adoption of AS 2015-07 resulted in the Fund’s investment in short-term investments being removed from the Fair Value hierarchy table.

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) June 30, 2017 (Unaudited)

3. Fair valuation measurements — (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to determine fair value of the Fund’s investments as of June 30, 2017:

Investment in Securities	Level 1 - Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Security Type
Common stock in public companies*	$361,435	$243,010	$—	$604,445
Common stock in private companies*	—	—	34,935,013	34,935,013
Preferred stock in private companies*	—	—	34,119,911	34,119,911
Total	$361,435	$243,010	$69,054,924	$69,659,369
Money Market holdings valued using the practical expedient and not subject to the fair value hierarchy				23,497,212
Total				93,156,581

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

The following is a rollforward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance January 1, 2017	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Conversions		(Sales or Conversions)		Net realized gain/(loss)	Change in net unrealized gain/(loss)	Ending balance June 30, 2017	Change in unrealized gains for the period for investments still held at June 30, 2017
SharesPost 100 Fund
Common stock in private companies	$34,576,887	$—	$(243,010)	$7,764,791	**	$(8,493,940	)***	$43,730	1,286,555	$34,935,013	$3,627,948
Preferred stock in private companies	26,302,291	—	—	13,590,443	***	(2,850,000	)**	(3,126,084)	203,261	34,119,911	1,878,918
Convertible notes of private companies	1,000,000	—	—	—		—		(1,000,000)	—	—	—
	$61,879,178	$—	$(243,010)	$21,355,234		$(11,343,940)		$(4,082,354)	$1,489,816	$69,054,924	$5,506,866

**	Amounts include $2,850,000 in preferred stock, which along with $168,804 net accumulated gain was converted into $3,018,804 of common stock.

***	Amounts include $1,870,943 in common stock which along with $29,057 was converted into $1,900,000 of preferred stock.

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) June 30, 2017 (Unaudited)

3. Fair valuation measurements — (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of June 30, 2017:

Type of Level 3 Investment	Fair Value as of June 30, 2017	Valuation Technique	Unobservable Inputs	Range (Avg)
Common stock in private companies	$ 34,935,013	Market approach	Precedent Transactions	N/A

		Income approach	Revenue Multiples	1.50 - 9.47 (4.15)
			Stage Discount Rates	20% - 30% (22.59%)
			Execution Discount Rates	15% - 100% (41.30%)
			Discounts For Lack of Marketability	15.00% - 15.62% (15.10%)
Preferred stock in private companies	34,119,911	Market approach	Precedent Transactions	N/A

		Income approach	Revenue Multiples	1.50 - 9.47 (3.35)
			Stage Discount Rates	20% - 60% (24.40%)
			Execution Discount Rates	15% - 100% (38.40%)
			Discounts For Lack of Marketability	15.00% - 15.96% (15.11%)

To the extent the revenue multiples increase, there is a corresponding increase in fair value; while as discount rates increase, there is a decrease in fair value.

4. Expense limitation agreement

The Investment Adviser has contractually agreed to reimburse the Fund so that its total annual operating expenses, excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with GAAP, and other extraordinary costs, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, do not exceed 2.50% of the Fund’s average net assets per year, through May 1, 2018.

Under the terms of the Expense Limitation Agreement, at any time that the expenses of the Fund are less than the expense limitation, the Investment Adviser retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed, to the extent that such reimbursement will not cause the Fund’s annualized expenses to exceed 2.50% of its average net assets on an annualized basis. The Fund is not obligated to reimburse the Investment Adviser for fees previously waived or expenses previously assumed by the Investment Adviser more than three years before the date of such waiver or expense reimbursement. For the periods ended December 31, 2014, December 31, 2015, December 31, 2016 and June 30, 2017 the investment advisory fees waived and expense reimbursements by the Investment Advisor in the amounts of $1,208,322, $993,070, $757,978, and $425,135, respectively, are subject to possible recoupment by the Investment Adviser through December 31, 2017, December 31, 2018, December 31, 2019, and December 31, 2020, respectively.

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) June 30, 2017 (Unaudited)

5. Investment advisory agreement

The Fund has entered into an Investment Advisory Agreement with the Investment Adviser, pursuant to which the Investment Adviser provides general investment advisory services for the Fund. For providing these services, the Investment Adviser receives a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 1.90% of the Fund’s average daily net assets. For the period ending June 30, 2017, the Fund accrued $846,006 in investment advisory fees.

Certain officers and Trustees of the Fund are also officers of the Investment Adviser. None of the Fund officers who are affiliated with the Adviser or interested Trustees receives any compensation from the Fund.

6. Capital share transactions

The Fund Shares will be continuously offered under Rule 415 under the Securities Act of 1933, as amended. As of June 30, 2017, the Fund had registered 25,000,000. Investors may purchase shares each business day without any sales charge at a price equal to the NAV per share next determined after receipt of a purchase order. Any sales load will be deducted from the proceeds to the Fund.

As of June 30, 2017, ownership from affiliated parties represents 1.08% of the Fund.

The Fund’s shares are not redeemable each business day, are not listed for trading on an exchange, and no secondary market currently exists for Fund shares. As an interval fund and as described in the Fund’s prospectus, the Fund will make quarterly repurchase offers of 5% of the total number of shares outstanding at their NAV, unless postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the repurchase request deadline, or the next business day if the 14th day is not a business day. Rule 23c-3 of the 1940 Act permits repurchases between 5% and 25% of the Fund’s outstanding shares at NAV.

In every full quarter since the commencement of operations, the Fund has offered shareholders the opportunity to participate in this program. During the six months ended June 30, 2017, the Fund had Repurchase Offers as follows:

Summary of Repurchase Offers – 1/1/17 through 6/30/17

Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered
3/27/2017	5%	4.20%	149,927.791
6/26/2017	5%	3.90%	148,523.041

7. Purchases and sales of securities

Purchases and sales of investments, excluding short-term obligations, for the period ended June 30, 2017, were $16,634,290 and $6,720,343, respectively.

8. Federal tax information

At June 30, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$79,398,861
Gross unrealized appreciation	17,848,742
Gross unrealized depreciation	(4,091,022)
Net unrealized appreciation on investments	$13,757,720

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) June 30, 2017 (Unaudited)

8. Federal tax information — (continued)

As of December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(3,864,699)
Net unrealized gain	11,997,633
Total accumulated earnings	$8,132,934

The fund had a net capital loss carryforward of:

Short-term Non-Expiring	$(1,749,206)
Long-term Non-Expiring	(2,115,493)
$(3,864,699)

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Contingencies

In the normal course of business, the Fund will enter into contracts that contain a variety of representations, provide general indemnifications, set forth termination provisions and compel the contracting parties to arbitration in the event of dispute. From time to time, the Fund may be a party to arbitration, or legal proceedings, in the ordinary course of business, including proceedings relating to the enforcement of provisions of such contracts. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that would be subject to arbitration, generally.

In the normal course of business, the Company may enter into agreements to purchase investments. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval. At June 30, 2017, the Fund had entered into agreements to purchase equity securities totaling $311,631. If approved by the issuer he Fund would record such amount in purchase costs.

10. Offering Price Per Share

A maximum front-end sales charge of 5.75% is imposed on purchases of the Fund’s shares. For the period ended June 30, 2017, the Fund was advised that various broker dealers received $165,259 of sales charges from sales of the Fund’s shares, of which $10,449 represented sales load received by affiliates.

11. Subsequent events

Management of the Fund has evaluated events occurring after June 30, 2017 and through the date the financials were available to be issued, to determine whether any subsequent events would require adjustment to or disclosure in the financial statements. No subsequent events requiring adjustment to or disclosure within the financial statements were noted.

SHARESPOST 100 FUND Additional Information June 30, 2017 (Unaudited)

Proxy voting — A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12 month period ended June 30, 2017, are available without charge upon request by (1) calling the Fund at 1-800-834-8707 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio holdings — The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Fund’s first and third fiscal quarters end on March 31st, and September 30th. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on May 24, 2017. The Fund’s Form N-Q is available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-800-834-8707.

Consideration for the approval of the Investment Advisory agreement — At a meeting held on May 9, 2017, the Board of Trustees of the Fund (including the independent Trustees voting separately) approved the extension of the Investment Advisory Agreement (the “Agreement”) with SP Investments Management, LLC (the “Adviser”).

As part of its evaluation, the Board, including the Independent Trustees, considered, among other things, the following factors: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund; (3) the cost of the services provided and the profits realized by the Adviser from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders; and (5) any other benefits derived or anticipated to be derived and identified by the Adviser from its relationship with the Fund.

The Board reviewed the nature, extent and quality of the services provided under the Agreement by the Adviser. The Board noted management’s discussion of the investment team’s experience and capabilities and their focus on the Fund. The Board considered the financial resources of the Adviser and its parent, and staffing required to manage the Fund and provide oversight of the Fund’s third-party service providers.

In considering the investment performance of the Fund and the Adviser, the Board reviewed information provided by the Adviser relating to the Fund’s performance since the Fund’s inception on March 25, 2014 through March 31, 2017. The Adviser discussed performance relative to the Fund’s limited peer-group and relative to its benchmark indicies. The Board considered the Fund’s underperforming its benchmark indicies during the since inception period as well as the one year period ended March 31, 2017.

In considering the cost of the services provided and the profits realized by the Adviser from its relationship with the Fund, the Board considered the advisory fees paid to the Adviser under the Agreement on an annualized basis since the Fund’s inception. The Board also considered the advisory fees and total expense ratio of the Fund compared to those of the funds contained in its peer group. The Board also took into account that the Adviser does not charge the Fund a performance fee and the Adviser has agreed to limit the total expenses for the Fund through an expense limitation agreement. The Board considered the overall lack of profits realized by the Adviser in connection with the operation of the Fund and the financial resources of the Adviser’s parent entity.

The Board considered whether the Adviser has realized, or will realize, economies of scale with respect to the management of the Fund and whether the Fund’s fee levels reflect such economies of scale. In this regard, the Board considered that the Adviser has entered into an expense limitation agreement with the Fund, under which the Adviser has agreed to limit the total expenses of the Fund, including organizational expenses. The Board also noted that, due to implementation of the expense limitation agreement, there were no breakpoints at this time.

The Board considered whether the Adviser or its affiliates may derive any indirect or “fall-out” benefits from their relationship with the Fund. It was noted that no such benefits have been identified by management as having been realized to date.

The Board reviewed these considerations and determined, taking into account the factors described and such other matters deemed relevant, with no one factor being decisive, that the Agreement should be extended.

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Board of Trustees

Sven Weber
Robert J. Boulware
Mark Radcliffe
Investment Adviser

SP Investments Management, LLC
101 Jefferson Drive,
Menlo Park, CA 94025
Dividend Paying Agent, Transfer Agent

UMB Fund Services
235 West Galena Street
Milwaukee, WI 53212
Custodian

UMB Bank National Association
1010 Grand Boulevard
Kansas City, MO 64106
Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Independent Auditors

KPMG LLP
550 South Hope Street, Suite 1500
Los Angeles, CA 90071

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes’’, ‘‘expects’’, ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Jan. 1-31, 2017	0	0	0	0
Feb. 1-28, 2017	0	0	0	0
Mar. 1-31, 2017	149,928	$25.25	0	0
Apr. 1-28, 2017	0	0	0	0
May. 1-31, 2017	0	0	0	0
Jun. 1-30, 2017	148,523	$25.62	0	0
Jul. 1-31, 2017	0	0	0	0
Aug. 1-31, 2017	0	0	0	0
Sep. 1-30, 2017	0	0	0	0
Oct. 1-31, 2017	0	0	0	0
Nov. 1-30, 2017	0	0	0	0
Dec. 1-31, 2017	0	0	0	0
Total	298,451	$25.43	0	0

*
On February 16, 2017 and May 17, 2017, the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares, or 179,491 and 191,064 shares, respectively, pursuant to its periodic repurchase plan.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Not applicable to semi-annual reports.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SharesPost 100 Fund

/s/ Sven Weber
By: Sven Weber
President
September 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Sven Weber
By: Sven Weber
President
(Principal Executive Officer)
September 1, 2017

/s/ Prashant Gangwal
By: Prashant Gangwal
Treasurer
(Principal Financial Officer)
September 1, 2017